SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VOYA SEPARATE PORTFOLIOS TRUST

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Voya target in-retirement fund

Voya target retirement 2020 fund

Voya target retirement 2025 fund

Voya target retirement 2030 fund

Voya target retirement 2035 fund

Voya target retirement 2040 fund

Voya target retirement 2045 fund

Voya target retirement 2050 fund

Voya target retirement 2055 fund

Voya target retirement 2060 fund

(the “Target Date Funds”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

April 2, 2018

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of the Target Date Funds, we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”). The Special Meeting is scheduled for 1:00 p.m., local time, on May 8, 2018, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Target Date Funds will be asked to vote on a new investment management agreement between the Target Date Funds and Voya Investments, LLC (the “Proposal”).

Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than May 7, 2018.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Dina Santoro

President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

Voya target in-retirement fund

Voya target retirement 2020 fund

Voya target retirement 2025 fund

Voya target retirement 2030 fund

Voya target retirement 2035 fund

Voya target retirement 2040 fund

Voya target retirement 2045 fund

Voya target retirement 2050 fund

Voya target retirement 2055 fund

Voya target retirement 2060 fund

(the “Target Date Funds”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for May 8, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Target Date Funds is scheduled for 1:00 p.m., local time on May 8, 2018 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.	To approve a new investment management agreement between Voya Investments, LLC and the Target Date Funds;

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Special Meeting. The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on February 8, 2018, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than May 7, 2018, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Date Funds or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.

Secretary

April 2, 2018

PROXY STATEMENT

April 2, 2018

Voya target in-retirement fund (“In-Retirement Fund”)

Voya target retirement 2020 fund (“2020 Fund”)

Voya target retirement 2025 fund (“2025 Fund”)

Voya target retirement 2030 fund (“2030 Fund”)

Voya target retirement 2035 fund (“2035 Fund”)

Voya target retirement 2040 fund (“2040 Fund”)

Voya target retirement 2045 fund (“2045 Fund”)

Voya target retirement 2050 fund (“2050 Fund”)

Voya target retirement 2055 fund (“2055 Fund”)

Voya target retirement 2060 fund (“2060 Fund”)

(the “Target Date Funds”)

(each a series of Voya Separate Portfolios Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Special Meeting of Shareholders

Scheduled for May 8, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 8, 2018
This Proxy Statement and Notice of Special Meeting are available at:www.proxyvote.com/voya

Introduction

What is happening?

On January 11, 2018, the Board of Trustees of the Target Date Funds (the “Board”), upon the recommendation of Voya Investments, LLC (the “Adviser”), approved a new management agreement (“New Agreement”) between the Adviser and the Target Date Funds. The New Agreement requires shareholder approval. If approved by shareholders, it is expected to be effective on or about June 1, 2018.

As described in more detail in this proxy statement (“Proxy Statement”), the New Agreement is part of a fee restructuring project intended to reduce the overall fees and expenses of the Target Date Funds (“Fee Restructuring”). Under the New Agreement, the Adviser will pay for a number of additional services that are currently paid for by the Target Date Funds, but will be compensated for these services as well as their investment management services at a higher rate.

If shareholders approve the New Agreement, the Management Fee will be higher, but the gross expenses of each of the Target Date Funds will decrease. Additionally, the net expenses of each are expected to decrease as the result of a reduction in the expense limitations currently in place from 0.95% to 0.89% for Class A, from 0.70% to 0.64% for Class I, and from 0.65% to 0.49% for Class R6 through at least October 1, 2019.

Shareholders of each Target Date Fund will vote separately on the New Agreement, but the New Agreement will only be implemented if it is approved by shareholders of all of the Target Date Funds.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Proxy Ballot for each Target Date Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is eligible to vote?

Shareholders holding an investment in shares of a Target Date Fund as of the close of business on February 8, 2018 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

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•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 P.M., local time on May 7, 2018.

Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor toll-free at (866) 704-4437. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 8, 2018, at 1:00 p.m., local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Target Date Funds?

Should you have any questions about the Target Date Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyafunds.com/literature or by contacting the Target Date Funds at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

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Approval of a New Investment Management Agreement

What is the Proposal?

Shareholders are asked to approve the New Agreement under which the Adviser would provide or pay for additional services and earn a higher management fee. The New Agreement is one part of a Fee Restructuring project intended to reduce the overall fees and expenses of the Target Date Funds. A copy of the New Agreement showing the changes from the current management agreement (the “Current Agreement”) is included as Appendix A.

How will the New Agreement impact fees and expenses?

If shareholders approve the New Agreement, the management fee for each Target Date Fund will go up, but the gross expenses are expected to decrease and net expenses are expected to decrease through at least October 1, 2019.

As an example, the Annual Fund Operating Expenses table for Class A shares of Voya Target Retirement 2025 Fund is provided below. Please see Appendix B for the Annual Fund Operating Expenses table for your share class and Target Date Fund. This table shows Fund expenses based on the fiscal year ended May 31, 2017 and proposed Fund expenses assuming that shareholders approve the New Agreement.

Annual Fund Operating Expenses (Expenses you pay each year as a% of the value of your investment)
Voya Target Retirement 2025 Fund – Class A	Current %	Proposed %
Management Fees	0.19	0.40
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25
Other Expenses	3.51	0.00
Acquired Fund Fees and Expenses	0.52	0.05
Total Annual Fund Operating Expenses[1]	4.47	0.70
Waivers and Reimbursements	-3.52[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.95	0.70

1.	Total Annual Fund Operating Expenses may be higher than the Target Date Fund's ratio of expenses to average net assets shown in the Target Date Fund's Financial Highlights, which reflect the operating expenses of the Target Date Fund and does not include Acquired Fund Fees and Expenses.

2.	The Adviser is currently contractually obligated to limit expenses to 0.95% for Class A shares through October 1, 2018. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (1) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. The Adviser is currently contractually obligated to waive 0.10% of the management fee through October 1, 2018 (the “Management Fee Waiver”). Termination or modification of these obligations requires approval by the Target Date Fund’s board. The Board has approved the termination of the Management Fee Waiver, if shareholders approve the New Agreement.

3.	If the New Agreement is approved and becomes effective, the Adviser will be contractually obligated to limit expenses to 0.89% for Class A shares through October 1, 2019. This limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and

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extraordinary expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (1) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. Termination or modification of this obligation requires approval of the Target Date Fund’s board.

Currently, the Target Date Funds have a bifurcated management fee (“Bifurcated Fee”) which means that the Adviser is compensated differently depending on whether a Target Date Fund’s assets are invested in other investment companies that are managed by the Adviser (“affiliated Underlying Funds”) or direct investments (for example, ETFs that are not affiliated with the Adviser and other securities and investments). The Adviser currently receives 0.40% of average daily net assets (“ADNA”) for assets invested in direct investments and 0.10% of ADNA for assets invested in affiliated Underlying Funds. Under the Current Agreement, the Adviser only provides advisory, asset allocation, and certain limited administrative services. This is often referred to as a “Traditional Fee Structure.”

Under the New Agreement, the bifurcation would be removed and the Adviser would receive 0.40% of ADNA on all investments regardless of whether those investments are in affiliated Underlying Funds. In addition, the Adviser would assume responsibility for most of the Target Date Funds’ administrative costs including custodial, transfer agency, fund accounting, auditing, and ordinary legal services. This is often referred to as a “Bundled Fee Structure.” The Target Date Funds would continue to be responsible for fees paid to financial intermediaries (which may in the future include affiliates of the Adviser) that maintain omnibus accounts and/or provide shareholder or participant record keeping services on behalf of their clients (“Sub-TA fees”) as well as any distribution or shareholder servicing plan payments, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses.

If shareholders approve the New Agreement, the Adviser has agreed to lower the expense limits applicable to each Target Date Fund from 0.95% to 0.89% for Class A, from 0.70% to 0.64% for Class I, and from 0.65% to 0.49% for Class R6 through at least October 1, 2019. Termination or modification of this expense limitation would require Board approval. As part of the Fee Restructuring, the Board has also approved the termination of the Management Fee Waiver, if shareholders approve the New Agreement.

Why did the Adviser propose the New Agreement?

The New Agreement is one part of a Fee Restructuring project intended to reduce the overall fees and expenses of the Target Date Funds. In addition to the New Agreement and the reduced expense limitations, the Board approved the creation of a new share class for each of the affiliated Underlying Funds. The Adviser has limited the expenses of the new class to 0.00% through at least March 1, 2019. The expense limitation for the new share class would not extend to interest, taxes, investment-related costs, leverage expenses and extraordinary expenses. If shareholders approve the New Agreement, the Target Date Funds will invest in this new, less expensive share class. As a consequence, the acquired fund fees and expenses of the Target Date Funds are expected to decline in connection with the Fee Restructuring. The overall

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impact of the Fee Restructuring is reflected in the Annual Fund Operating Expense tables included in Appendix B.

What is the required vote?

Approval of the Proposal with respect to each Target Date Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Target Date Fund, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Target Date Fund present at the Special Meeting if more than 50% of the outstanding shares of the Target Date Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Date Fund.

Each Target Date Fund will vote separately on the Proposal; however, the approval of the Proposal by shareholders of one Target Date Fund is contingent on the approval of the Proposal by shareholders of all of the other Target Date Funds. This means that even if shareholders of a Target Date Fund do approve the Proposal, the current fee structure, including the Current Agreement, the current Management Fee Waiver and expense limitation amounts, will nonetheless remain in place for that Target Date Funds unless shareholders of all of the other Target Date Funds also approve the Proposal. In that event, the Board will determine what additional action, if any, should be taken.

What is the recommendation of the Board?

Based upon the Board’s review and the recommendation of the Adviser, the Board has determined that the Proposal is in the interests of the Target Date Funds and their shareholders. Accordingly, after consideration of such factors and information as it considered relevant, the Board, including all of the Trustees who are not interested persons of the Target Date Funds or the Adviser, as defined in the Investment Company Act of 1940, present at its January 11, 2018, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that each Target Date Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting held on January 11, 2018, the Board considered and approved the New Agreement between Voya Separate Portfolios Trust, on behalf of the Target Date Funds, and the Adviser. The New Agreement would replace the Current Agreement, subject to the approval of the New Agreement by shareholders of the Target Date Funds.

In approving the New Agreement, the Board was attentive to the differences between the New Agreement and the Current Agreement and certain additional proposals by the Adviser related to the Target Date Funds and the affiliated Underlying Funds. The Board considered that, under the Current Agreement, the Target Date Funds are subject to a Bifurcated Fee schedule, pursuant to which the management fees paid by the Target Date Funds are dependent

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upon the types of assets in which they invest. In contrast, under the New Agreement, each Target Date Fund will pay a Bundled Fee rate of 0.40% on all of its assets, regardless of the types of investments it may hold, and the Adviser will become responsible for many of the fees and expenses of the Target Date Fund currently paid for directly by the Target Date Fund, with the exception of, among others, fees and expenses related to securities lending, executing portfolio transactions, any distribution or shareholder servicing plan, taxes, borrowing, compensation of the Independent Trustees, sub-transfer agency, recordkeeping, and/or “omnibus” arrangements (“Sub-TA Arrangements”) and extraordinary expenses. In considering the Sub-TA Arrangements, the Board considered that, under the New Agreement, it would be permissible for the Target Date Funds to pay such fees to affiliates of the Adviser, provided that the Board authorizes such payments. The Board also considered the Adviser’s representations regarding the impact of the expense limitations proposed by the Adviser for the Target Date Funds and the affiliated Underlying Funds, which were contingent upon approval of the New Agreement and are expected to lower the net expense ratios of the Target Date Funds through at least October 1, 2019. In addition, the Board considered the Adviser’s representations that the New Agreement would be simpler for investors to understand and, thus, might make the Target Date Funds more readily saleable.

The Board’s consideration of whether to approve the New Agreement took into account several factors, including, but not limited to, the following: (1) the Adviser’s representations that it will continue to devote the same level of resources and personnel to the management and administration of the Target Date Funds under the New Agreement as it currently provides under the Current Agreement and there would be no changes in the nature, extent and quality of the services the Adviser provides to the Target Date Funds, except that the Adviser would become responsible for paying many of the Target Date Funds’ fees and expenses; (2) the proposed pricing structure under the New Agreement, including the estimated net expense ratios to be borne by Target Date Fund shareholders under this arrangement; (3) that, if the New Agreement is implemented, the Target Date Funds would invest in classes of shares of affiliated Underlying Funds that have a zero basis point expense ratio, subject to certain exceptions, by virtue of the Adviser’s fee waivers and expense reimbursements at the affiliated Underlying Fund level, which would have the effect of reducing the acquired fund fees and expenses paid by the Target Date Funds; (4) the projected profitability for the Adviser under the New Agreement; (5) comparisons of the proposed fees to be charged to each Target Date Fund under the New Agreement with the fees charged by the funds in a selected peer group of mutual funds (“SPG”); (6) whether economies of scale likely will be realized by the Adviser as a Target Date Fund grows larger and the Adviser’s representations that, while there are no management fee breakpoints under the New Agreement, there would be fee waiver and expense reimbursement arrangements at both the Target Date Fund and affiliated Underlying Fund levels; (7) the extent to which economies of scale realized by the Adviser could be shared with each Target Date Fund through such fee waivers and expense reimbursements; and (8) information regarding the

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potential fall-out benefits (direct or indirect benefits that may accrue to the Adviser or its affiliates other than direct compensation under the New Agreement because of their relationship with the Target Date Funds) if the New Agreement is put into effect.

In considering the New Agreement, the Board took into account the factors described above and also considered the pricing structure (including the expense ratios to be borne by shareholders) of each Target Date Fund, as compared to its SPG, under the New Agreement and the expense limitation agreements proposed by the Adviser for the Target Date Funds and the affiliated Underlying Funds, including that: (a) the management fee for each Target Date Fund would be above the median and the average management fees of the funds in its SPG; and (b) the estimated net expense ratio for each Target Date Fund would be below the median and the average expense ratios of the funds in its SPG. In considering the management fee under the New Agreement, the Board considered that the Adviser will assume certain expenses of the Target Date Funds not typically borne by the advisers to the SPG Funds.

The Board also took into account the information provided to it previously in connection with the Board’s annual review of the Current Agreement, which was most recently approved for continuation at the in-person meeting of the Board held on November 16, 2017. At that meeting, the Board concluded, in light of all factors it considered, to renew the Current Agreement and that the fee rates set forth in the Current Agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Current Agreement; (2) the extent to which economies of scale are reflected in the fee rate schedules under the Current Agreement; (3) a comparison of the Target Date Funds’ fee rates and expense ratios to those of its SPG; (4) a comparison of the Target Date Funds’ performance against the Morningstar category and the SPG funds; and (5) the existence of the fall-out benefits to the Adviser and its affiliates from the Adviser’s relationship with the Target Date Funds.

After its deliberation, the Board concluded that the management fee rates and estimated net expense ratios of the Target Date Funds under the New Agreement are reasonable in the context of all factors considered by the Board. As a result of the factors considered by the Board and these conclusions, the Board voted to approve the New Agreement and recommend its approval to shareholders of the Target Date Funds.

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General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of each Target Date Fund’s shareholders.

How is my proxy being solicited?

The Target Date Funds have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $5,000 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Date Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 704-4437. In addition to solicitation by mail, certain officers and representatives of the Target Date Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more

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substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Voya Separate Portfolios Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Target Date Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty-three and one-third percent of the shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of Voya Separate Portfolios Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

How many shares are outstanding?

Appendix C includes the shares outstanding for each Target Date Fund. Shares have no preemptive or subscription rights. To the knowledge of the

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Adviser, as of February 8, 2018, no current Trustee owns 1% or more of the outstanding shares of each Target Date Fund, and the officers and Trustees own, as a group, less than 1% of the shares of each Target Date Fund. Appendix D lists the persons that, as of February 8, 2018 owned beneficially or of record 5% or more of the outstanding shares of any class of each Target Date Fund.

Can shareholders submit proposals for a future shareholder meeting?

The Target Date Funds are not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Who are the affiliated service providers to the Target Date Funds?

Voya Investments, LLC

The Adviser, an Arizona limited liability company, serves as the investment adviser to each Target Date Fund. The Adviser has overall responsibility for the management of each Target Date Fund. The Adviser oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Target Date Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

The Adviser’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2017, the Adviser managed approximately $90.5 billion in assets. The Board and shareholders of each Target Date Fund except Voya Target Retirement 2060 Fund most recently approved the Current Agreement on November 17, 2017 and May 13, 2013, respectively. The Board and shareholders of Voya Target Retirement 2060 Fund most recently approved the Current Agreement on November 17, 2017 and October 23, 2015, respectively. Appendix E includes the amount paid by each Target Date Fund to the Adviser under the Current Agreement for the most recent fiscal year as well as the amount the Adviser would have received under the New Agreement. Appendix F includes the advisory fee rate paid to the Adviser and the assets under management of each registered investment company with an investment objective similar to the investment objectives of the Target Date Funds. Appendix G lists the names and principal occupations of the principal executive officers of the Adviser.

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Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (the “Sub-Adviser”), a Delaware limited liability company, is the sub-adviser to the Target Date Funds and provides the day-to-day management of each Target Date Fund's portfolio. The Sub-Adviser was founded in 1972 and is registered with the SEC as an investment adviser. The Sub-Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Sub-Adviser has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2017, Voya IM managed approximately $97.4 billion in assets.

If shareholders approve the New Agreement, the Adviser and Sub-Adviser will enter into a new sub-advisory agreement that provides for a different fee rate paid by the Adviser to the Sub-Adviser in connection with the services the Sub-Adviser provides to the Target Date Funds. These fees are paid by the Adviser and not the Target Date Funds.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”) is the principal underwriter and distributor of each Target Date Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

For the most recent fiscal year, the Target Date Funds did not use affiliated brokers to execute portfolio transactions. Appendix E includes the amount paid to the Distributor by each Target Date Fund.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Target Date Fund shareholder of record, unless the Target Date Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Target Date Funds in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Target Date Funds will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. The

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Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.

Secretary

April 2, 2018

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: Form of New Investment Management Agreement

AGREEMENT dated ~~November 18, 2014, as amended and restated on May 1, 2015~~effective as of June 1, 2018, between Voya Separate Portfolios Trust (the Trust”), a Delaware statutory trust, and Voya Investments, LLC (the “Manager”), a limited liability company organized and existing under the laws of the State of Arizona (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory, management and administrative services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative and other services (collectively, “Management Services”), as described herein, with respect to each series of the Trust set forth in Schedule A hereto (individually and collectively referred to herein as “Series”), as such schedule may be amended from time to time. The Manager accepts such appointment and agrees to render the Management Services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series with respect to which it desires to retain the Manager to render Management Services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, to the extent such shareholder approval is required, subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Sub-Adviser”). The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Trust and the Manager understand and agree that the Manager may manage each Series in a “Manager-of-Managers” style with one

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or more Sub-advisers, which contemplates that the Manager will, among other things and pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Adviser to the ~~Trust~~Series; and (ii) periodically make recommendations to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a Sub-Adviser’s services may be terminated or modified and that the Manager may appoint a new Sub-Adviser for a Series, subject to the applicable SEC order.

2. Management Services of the Manager.

(a)       Advisory Services.

The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide the following advisory, management, and other services with respect to the Series ~~(collectively, the “Advisory Services”), provided, however, that the Advisory Services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside the scope of this Agreement~~:

(i)       Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, as may be amended or supplemented from time to time (the “Registration Statement”), which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 2(c) of this Agreement;

(ii)       Render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request; and

(iii)       Make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Series and the Advisory Services provided to the Trust under this Agreement.

(b)       Investment Advisory Authority.

When rendering Advisory Services directly to a Series, the Manager, subject to the supervision of the Trust’s Board of Trustees, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a

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continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of such Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC. Furthermore:

(i)       The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Series or counsel to the Manager.

(ii)       The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act.

(iii)       On occasions when the Manager deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board of Trustees, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust on behalf of the Series and to such other clients.

(iv)       In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Series on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian.

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(v)       The Manager will assist the custodian or portfolio accounting agent for the Series in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(vi)       The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Manager’s investment records and ledgers as are necessary to assist the Series to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(vii)       The Manager will regularly report to the Trust’s Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(viii)       In connection with its responsibilities under this Section 2(b), the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust on behalf of the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect

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to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

(c)       Services of Manager with respect to Sub-Advisers.

In the event that the Manager wishes to select others to render Advisory Services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s Registration Statement. The Manager shall take the following actions in respect of the performance by each Sub-Adviser of its obligations in respect of a Series:

(i)       Periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(ii)       Prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

(iii)       Review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

(iv)       Review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of Trustees;

(v)       Perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

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(vi)       Supervise the Sub-Adviser with respect to the services that the Sub-Adviser provides under the Sub-Adviser’s Sub-Advisory Agreement;

(vii)       Assist the Board of Trustees and management of the ~~Trust~~Series in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(viii)       Monitor the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of each Series it manages, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(ix)       If appropriate, analyze and recommend for consideration by the Trust’s Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides Advisory Services to one or more of the Series;

(x)       Identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(xi)       Designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and

(xii)       Perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

(d)       Administrative Services of the Manager.

(i)       Administrative Services. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide all administrative services reasonably necessary ~~as of January 1, 2015~~ for the ordinary operation of each Series (“Administrative Services”). ~~Provided, however, that Administrative Services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside of the scope of this Agreement.~~

(ii)       Allocation and Delegation of Responsibilities. The Administrative Services may be furnished by any directors, officers or employees of the Manager or of affiliates of the Manager. The Manager may, at the expense of the Manager, retain the services of a third party as its delegate, under the Manager's supervision, to provide in its stead any Administrative Services; provided, however, that any such delegation to a third party shall be subject to the approval of the Trust’s Board of Trustees. The Manager shall remain liable to the ~~Trust~~Series for any service delegated to a third party pursuant to this Section 2(d)(ii) to the same extent as if the Manager provided the services itself.

3. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the

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Registration Statement of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

4. Exclusivity. The services of the Manager to the Series under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

5. Documents. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)       Certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)       The Registration Statement as filed with the SEC and any amendments thereto; and

(c)       Exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6.       Records. The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

7. Expenses.

~~(a)       During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement described on Schedule C attached hereto, as it may be revised from time to time to account for changes in the vendors paid.~~

~~(b)       The Trust shall be responsible for all of the expenses of its operations, including, without limitation, the management fee payable hereunder and extraordinary expenses, such as litigation expenses.~~

~~(c) The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.~~

~~(d)       To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth in this Agreement, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the~~

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~~Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.~~

During the term of this Agreement the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, net of any actual costs associated with implementation of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees, and except for such expenses are (i) paid by the Series pursuant to the Series’ Rule 12b-1 Distribution Plan or Shareholder Servicing Agreement; (ii) assumed by the Trust under this Agreement; and (iii) assumed by a Sub-Adviser under its Sub-Advisory Agreement.

The Manager shall be responsible for all of the expenses of its operations and for the following expenses:

(a)       Expenses of all audits by the Series’ independent public accountants;

(b)       Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder record keeping services, net of any shareholder service fees paid pursuant to the Series’ Shareholder Servicing Agreement, excluding services provided by intermediaries as described in sub-section (e) below, under expenses borne by the Series;

(c)       Expenses of the Series’ custodial services, including recordkeeping services provided by the custodian;

(d)       Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)       Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports (as appropriate) for each Series;

(f)       Expenses of maintaining the Series’ tax records;

(g)       Costs and/or fees incident to meetings of the Series’ shareholders, the preparation and mailings of prospectuses and reports of the Series to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Series’ existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

(h)      The Series’ ordinary legal fees, including the legal fees related to the registration and continued qualification of the Series’ shares for sale;

(i)       Costs of printing stock certificates representing shares of the Series;

(j)       The Series’ pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act;

(k)       Association membership dues;

(l)       Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and

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(m)       Distribution expenses net of Rule 12b-1 distribution fees made pursuant to the Series’ Rule 12b-1 Distribution Plan for eligible distribution-related expenses pursuant to such Plan.

The Series shall be responsible for the following expenses:

(a)       Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager or an affiliate of the Manager;

(b)       Taxes levied against the Series;

(c)       Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

(d)       Costs, including the interest expense, of borrowing money;

(e)       Fees paid to intermediaries that maintain omnibus accounts on the records of the Series’ transfer agent and/or that provide shareholder or participant record keeping services on behalf of their clients, provided that such fees may be borne only by those share classes that permit the payment of such fees;

(f)       Trustees’ fees and expenses of Trustees who are not officers, employees, or stockholders of the Manager, any Sub-Adviser, or any affiliates of either; and

(g)       Extraordinary expenses as may arise, including extraordinary consulting expenses and extraordinary legal expenses incurred in connection with litigation, proceedings, other claims (unless the Manager is responsible for such expenses under Section 9 of this Agreement or a Sub-Adviser is responsible for such expenses under the Section entitled “Liability” of a Sub-Advisory Agreement), and the legal obligations of the Series to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

(h)       Trustees and Officers Errors and Omissions Insurance coverage for the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

8. Compensation. ~~For the Management Services provided by the Manager to a Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of these fees shall be in addition to any amount paid to, reimbursed to, or recovered by, the Manager for incurring any costs or performing services which are obligations of the Trust as provided in Section 7(d). The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Trust and the Manager.~~

For the services provided by the Manager pursuant to this Agreement, the Series will pay to the Manager a fee at an annual rate equal to a percentage of the average daily net assets of each Series as shown on Schedule A to this

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Agreement, net of any expense reductions realized through the use of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees. This fee shall be computed and accrued daily and payable as shown on Schedule A.

9. Liability of the Manager.

(a)       Liability with respect to the Provision of Advisory Services.

In providing the Advisory Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, Trustees, employees, or agents shall be subject to, and the ~~Trust~~Series will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, Trustees, employees, or agents shall be subject to, and the ~~Trust~~Series will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, Trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. No trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the ~~Trust~~Series or its shareholders, in connection with Trust property or the affairs of the ~~Trust~~Series, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the ~~Trust~~Series. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

(b)       Liability with respect to the Provision of Administrative Services.

In providing the Administrative Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, employees, or agents shall be subject to any

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liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any Administrative Services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The liability incurred by the Manager pursuant to this Section 9(b) with respect to a Series in any year shall be limited to the revenues of the Manager derived from the Series in that fiscal year of the Series. The Manager shall look solely to the Series’ property for satisfaction of claims of any nature against the Series or a trustee, officer, employee or agent of the Series individually arising in connection with the affairs of the Series.

(c)       Trust Disclosures.

(i)       The Manager shall be responsible for preparing the Trust’s registration statements and supplements to the Trust’s prospectuses and statements of additional information (“Disclosure Documents”), and for filing or arranging for the filing of such Disclosure Documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

(ii)       Notwithstanding anything in Section 9 or elsewhere in this Agreement, the Manager shall exercise reasonable care consistent with a fiduciary duty in fulfilling its responsibilities under Section 9(c)(i) of this Agreement.

(iii)       In the event of a claim, litigation, liability, or a regulatory action or investigation (collectively, a “Disclosure Claim”) that arises out of or is based upon the disclosure in a Disclosure Document for the Trust (including, but not limited to, a claim arising from an untrue statement or alleged untrue statement in a registration statement for the Trust or an omission or alleged omission of a material fact required to be stated therein or necessary to make statements made in a registration statement not misleading), the Manager shall indemnify and hold harmless the Trust and each individual who, during the term of this Agreement, serves or had served as a Trustee of the Trust who is not an “interested person” of the Trust, as such term is defined in the 1940 Act (an “Independent Trustee”), if such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation or filing of the Trust’s Disclosure Documents for the loss, costs, or damages, including amounts paid in settlement with the written consent of the Manager, which consent shall not be unreasonably withheld, and including reasonable legal and other expenses, that arise from such Disclosure Claim.

(iv)       In addition to the indemnification provided in Section 9(c)(iii) of this Agreement, the Manager agrees to indemnify and hold harmless the Independent Trustees for the costs of defense of a Disclosure Claim, including reasonable attorney’s fees, regardless of whether such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation of the Trust’s Disclosure Documents, subject to the Manager’s right to assume the defense of such Disclosure Claim pursuant to Section 9(c)(ix) of this Agreement.

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(v)       The parties expressly acknowledge that this Section 9(c) confers rights and remedies upon the Trust and each Independent Trustee, including the right to enforce the indemnification provided for in Sections 9(c)(iii) and 9(c)(iv) of this Agreement. The obligation of the Manager to provide indemnification to the Trust and the Independent Trustees, as set forth in this Section 9(c), shall remain in effect after the termination of this Agreement.

(vi)       The indemnification of the Trust provided for in Section 9(c)(iii) of this Agreement shall apply only to the extent that any loss to the Trust is not covered by insurance held by the Trust, and shall not apply if: (A) the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; or (B) indemnification is not allowed under applicable law.

(vii)       The indemnification of an Independent Trustee provided in Sections 9(c)(iii) and 9(c)(iv) of this Agreement shall apply only to the extent that any loss to the Independent Trustee is not covered by insurance held by the Trust or the Independent Trustee, and shall not apply if: (A) losses are actually indemnified by the Trust, consistent with the Trust’s organizational documents; (B) the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; (C) losses are the result of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of an Independent Trustee; or (D) indemnification is not allowed under applicable law.

(viii)       The Manager shall not be liable for indemnification of an Independent Trustee under this Section 9(c) unless the Independent Trustee has notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the Disclosure Claim is served upon such Independent Trustee (or after such Independent Trustee shall have received notice of such service on any designated agent); provided, however, that notification of the Manager is not required if the Manager had actual knowledge about the nature of the Disclosure Claim. In the event of a request for indemnification from an Independent Trustee, the Manager shall pay advances to the fullest extent permissible under the 1940 Act and applicable state law.

(ix)       In the event of a request for indemnification from the Trust or an Independent Trustee (“Indemnified Party”), the Manager shall be entitled, upon notice to the Indemnified Party, to assume the defense of any Disclosure Claim against the Indemnified Party, with counsel satisfactory to the Manager and the Indemnified Party.

(x)       Sections 9(a) and 9(b) shall not apply to a claim for indemnification under this Section 9(c).

10.       Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated as provided herein with respect to any such Series this Agreement shall continue in full force and effect through ~~effect through November 17, 2016~~two years from the effective date with respect to each

24

such Series of this Agreement. Thereafter, unless earlier terminated with respect to such a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under this Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

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11.       Use of Name. It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of Voya Investments, LLC or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and its affiliates, and that the Trust and the Series have the right to use such Voya Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Trust and Series. Upon termination of this Agreement without its replacement by a subsequent agreement, the Trust (or Series) shall, as soon as is reasonably possible, discontinue all use of the Voya Marks and, in the case of the Trust, shall promptly amend its Trust Instrument to change its name (if such Voya Marks are included therein).

12.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.       Applicable Law.

(a)       This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

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Appendix B: Annual Fund Operating Expenses

	In-Retirement Fund		2020 Fund		2025 Fund
(Expenses you pay each year as a% of the value of your investment)	Current	New	Current	New	Current	New
Class A
Management Fees	0.21	0.40	0.21	0.40	0.19	0.40
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25	0.25	0.25	0.25	0.25
Other Expenses	4.30	0.01	3.74	0.02	3.51	0.00
Acquired Fund Fees and Expenses	0.40	0.06	0.46	0.05	0.52	0.05
Total Annual Fund Operating Expenses[1]	5.16	0.72	4.66	0.72	4.47	0.70
Waivers and Reimbursements	-4.21[2]	0.00[3]	-3.71[2]	0.00[3]	-3.52[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.95	0.72	0.95	0.72	0.95	0.70
Class I
Management Fees	0.21	0.40	0.21	0.40	0.19	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None
Other Expenses	4.46	0.00	3.24	0.00	3.52	0.00
Acquired Fund Fees and Expenses	0.40	0.06	0.46	0.05	0.52	0.05
Total Annual Fund Operating Expenses[1]	5.07	0.46	3.91	0.45	4.23	0.45
Waivers and Reimbursements	-4.37[2]	0.00[3]	-3.21[2]	0.00[3]	-3.53[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.70	0.46	0.70	0.45	0.70	0.45
Class R6
Management Fees	0.21	0.40	0.21	0.40	0.19	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None
Other Expenses	4.07	0.00	3.23	0.00	3.44	0.00
Acquired Fund Fees and Expenses	0.40	0.06	0.46	0.05	0.52	0.05
Total Annual Fund Operating Expenses[1]	4.68	0.46	3.90	0.45	4.15	0.45
Waivers and Reimbursements	-4.03[2]	0.00[3]	-3.25[2]	0.00[3]	-3.50[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65	0.46	0.65	0.45	0.65	0.45

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	2030 Fund		2035 Fund		2040 Fund
(Expenses you pay each year as a% of the value of your investment)	Current	New	Current	New	Current	New
Class A
Management Fees	0.22	0.40	0.22	0.40	0.22	0.40
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25	0.25	0.25	0.25	0.25
Other Expenses	3.25	0.01	3.61	0.00	5.65	0.01
Acquired Fund Fees and Expenses	0.50	0.05	0.52	0.06	0.52	0.06
Total Annual Fund Operating Expenses[1]	4.22	0.71	4.60	0.71	6.64	0.72
Waivers and Reimbursements	-3.27[2]	0.00[3]	-3.65[2]	0.00[3]	-5.69[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.95	0.71	0.95	0.71	0.95	0.72
Class I
Management Fees	0.22	0.40	0.22	0.40	0.22	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None
Other Expenses	3.25	0.00	3.60	0.00	5.70	0.00
Acquired Fund Fees and Expenses	0.50	0.05	0.52	0.06	0.52	0.06
Total Annual Fund Operating Expenses[1]	3.97	0.45	4.34	0.46	6.44	0.46
Waivers and Reimbursements	-3.27[2]	0.00[3]	-3.64[2]	0.00[3]	-5.74[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.70	0.45	0.70	0.46	0.70	0.46
Class R6
Management Fees	0.22	0.40	0.22	0.40	0.22	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None
Other Expenses	3.18	0.00	3.56	0.00	5.62	0.00
Acquired Fund Fees and Expenses	0.50	0.05	0.52	0.06	0.52	0.06
Total Annual Fund Operating Expenses[1]	3.90	0.45	4.30	0.46	6.36	0.46
Waivers and Reimbursements	-3.25[2]	0.00[3]	-3.65[2]	0.00[3]	-5.71[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65	0.45	0.65	0.46	0.65	0.46

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(Expenses you pay each year as a% of the value of your investment)	2045 Fund		2050 Fund		2055 Fund		2060 Fund
	Current	New	Current	New	Current	New	Current	New
Class A
Management Fees	0.23	0.40	0.23	0.40	0.23	0.40	0.23	0.40
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
Other Expenses	4.74	0.02	5.72	0.01	5.65	0.02	7.35	0.01
Acquired Fund Fees and Expenses	0.52	0.06	0.53	0.06	0.52	0.07	0.52	0.07
Total Annual Fund Operating Expenses[1]	5.74	0.73	6.73	0.72	6.65	0.74	8.35	0.73
Waivers and Reimbursements	-4.79[2]	0.00[3]	-5.78[2]	0.00[3]	-5.70[2]	0.00[3]	-7.40[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.95	0.73	0.95	0.72	0.95	0.74	0.95	0.73
Class I
Management Fees	0.23	0.40	0.23	0.40	0.23	0.40	0.23	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None	None	None
Other Expenses	4.77	0.00	5.67	0.00	5.62	0.00	7.44	0.00
Acquired Fund Fees and Expenses	0.52	0.06	0.53	0.06	0.52	0.07	0.52	0.07
Total Annual Fund Operating Expenses[1]	5.52	0.46	6.43	0.46	6.37	0.47	8.19	0.47
Waivers and Reimbursements	-4.82[2]	0.00[3]	-5.73[2]	0.00[3]	-5.67[2]	0.00[3]	-7.49[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.70	0.46	0.70	0.46	0.70	0.47	0.70	0.47
Class R6
Management Fees	0.23	0.40	0.23	0.40	0.23	0.40	0.23	0.40
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None	None	None	None	None	None
Other Expenses	4.69	0.00	5.62	0.00	5.57	0.00	7.33	0.00
Acquired Fund Fees and Expenses	0.52	0.06	0.53	0.06	0.52	0.07	0.52	0.07
Total Annual Fund Operating Expenses[1]	5.44	0.46	6.38	0.46	6.32	0.47	8.08	0.47
Waivers and Reimbursements	-4.79[2]	0.00[3]	-5.73[2]	0.00[3]	-5.67[2]	0.00[3]	-7.43[2]	0.00[3]
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.65	0.46	0.65	0.46	0.65	0.47	0.65	0.47

1.	Total Annual Fund Operating Expenses may be higher than the Target Date Fund’s ratio of expenses to average net assets shown in the Target Date Fund’s Financial Highlights, which reflect the operating expenses of the Target Date Fund and does not included Acquired Fund Fees and Expenses.

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2.	The Adviser is currently contractually obligated to limit expenses to 0.95%, 0.70%, and 0.65% for Class A, Class I, and Class R6 shares, respectively, through October 1, 2018. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (1) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. The Adviser is currently contractually obligated to waive 0.10% of the management fee through October 1, 2018 (the “Management Fee Waiver”). Termination or modification of these obligations requires approval by the Target Date Fund’s board. The Board has approved the termination of the Management Fee Waiver, if shareholders approve the New Agreement.

3.	If the New Agreement is approved and becomes effective, the Adviser will be contractually obligated to limit expenses to 0.89%, 0.64%, and 0.49% for Class A, Class I and Class R6 shares, respectively, through October 1, 2019. This limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (1) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. Termination or modification of this obligation requires approval of the Target Date Fund’s board.

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Appendix C: Shares Outstanding

Fund	Class A	Class I	Class R6	Total Outstanding
In-Retirement Fund	117,489.363	5,991.754	238,316.880	361,797.997
2020 Fund	177,138.826	64,977.918	270,104.658	512,221.402
2025 Fund	184,537.142	7,512.451	396,985.705	589,035.298
2030 Fund	165,883.319	6,353.076	333,678.912	505,915.307
2035 Fund	125,434.515	53,362.939	240,050.042	418,847.496
2040 Fund	105,573.069	6,974.691	132,803.045	245,350.805
2045 Fund	97,168.085	6,515.896	171,173.027	274,857.008
2050 Fund	92,747.795	7,727.227	112,860.870	213,335.892
2055 Fund	72,453.888	6,521.968	113,407.204	192,383.060
2060 Fund	68,591.723	9,898.388	60,238.671	138,728.782

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Appendix D: Beneficial Ownership

The following table provides information about the persons or entities who, to the knowledge of each Target Date Fund, owned beneficially or of record 5% or more of any class of that Target Date Fund’s outstanding shares as of February 8, 2018.

Voya Target-In Retirement Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	44.6% Class A; 100% Class I; 22.1% Class R6; Beneficial	30.7%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.5% Class A; Beneficial	2.1%
Patterson & Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	13.8% Class A; Beneficial	4.5%
Gregg Ganous 114 Miss Ellie Ln Gastonia, NC 28056-7697	7.8% Class A; Beneficial	2.5%
BNYM I S Trust Co Cust IRA FBO Helen Ronay 6940 Newton Ave So Richfield, MN 55423-2119	7.6% Class A; Beneficial	2.5%
BNYM I S Trust Co Cust Rolloever IRA Donald R Mattson 6135 Kentwood Dr Horn Lake, MS 38637-2737	13.1% Class A; Beneficial	4.3%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	76.3% Class R6; Beneficial	50.2%

Voya Target Retirement 2020 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	9.4% Class I; Beneficial	1.2%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	33.9% Class A; Beneficial	11.7%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	30.1% Class A; Beneficial	10.4%

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Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
BNYM I S Trust Co Cust IRA FBO John W Vellturo Jr 66 Vineyard Dr Kensington, CT 06037-1831	87.8% Class I; Beneficial	11.1%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	99.3% Class R6; Beneficial	52.4%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	15.0% Class A; Beneficial	5.2%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	12.8% Class A; Beneficial	4.4%

Voya Target Retirement 2025 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	27.6% Class A; 82.3% Class I; 12.9% Class R6 Beneficial	18.4%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	7.3% Class A; Beneficial	2.3%
BNYM I S Trust Co Cust IRA FBO Darrell Lee McLaughlin 523 Heligan Lane Unit 4 Livermore, CA 94551	5.3% Class A; Beneficial	1.7%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	72.5% Class R6; Beneficial	48.8%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	22.2% Class A; Beneficial	7.0%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	30.5% Class A; Beneficial	9.6%
Mid Atlantic Trust Company FBO Onespin Solutions GMBH 401(K) Profi 1251 Waterfront Plance, Suite 525 Pittsburgh, PA 15222	17.7% Class I; Beneficial	0.2%

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Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Mid Atlantic Trust Company FBO Winward International, Inc. 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	12.5% Class R6; Beneficial	8.4%

Voya Target Retirement 2030 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	30.7% Class A; 100% Class I; 15.3% Class R6 Beneficial	21.4%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	18.3% Class A; Beneficial	6.0%
BNYM I S Trust Co Cust Rollover IRA FBO Jackie Haltom PO Box 701 Shepherd, TX 77371-0701	6.8% Class A; Beneficial	2.2%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	83.5% Class R6; Beneficial	55.1%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	9.9% Class A; Beneficial	3.2%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	9.8% Class A; Beneficial	3.2%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.2% Class A; Beneficial	2.0%

Voya Target Retirement 2035 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	41.2% Class A; 12.1% Class I; 21.6% Class R6 Beneficial	26.3%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	22.8% Class A; Beneficial	6.8%

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Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	68.8% Class R6; Beneficial	39.4%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	5.8% Class A; Beneficial	1.7%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	16.5% Class A; Beneficial	4.9%
Matrix Trust Company Cust. FBO Island Swimming Sales, Inc. 717 17th Street Suite 1300 Denver, CO 80202	8.5% Class R6; Beneficial	4.9%
Texas Tech University System Attn Eric Fisher AVC & Treasurer PO Box 41098 Lubbock, TX 79409-1098	87.9% Class I; Beneficial	11.2%

Voya Target Retirement 2040 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	48.6% Class A; 93.6% Class I; 38.8% Class R6 Beneficial	44.6%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	54.0% Class R6; Beneficial	29.2%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	7.5% Class A; Beneficial	3.2%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	7.7% Class A; Beneficial	3.3%
Mid Atlantic Trust Company FBO Senita Athletics LLC 401(K) Profit 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	6.4% Class I; Beneficial	0.2%
BNYM I S Trust Co Cust Bene IRA Bryan Reger Decd Christina Ann Reger Bene 1303 S Riverview Dr Gardenerville, NV 89460-8922	15.2% Class A; Beneficial	6.6%

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Voya Target Retirement 2045 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	52.2% Class A; 100% Class I; 29.8% Class R6 Beneficial	39.4%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	7.0% Class A; Beneficial	2.5%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	67.6% Class R6; Beneficial	42.1%
Patterson &Co FBO Pegasus Solutions Inc 401K Plan 26119500 1525 West WT Harris Blvd Charlotte, NC 28288-1076	10.9% Class A; Beneficial	3.9%
Patterson &Co FBO Times Square Dist Mngt Assoc RP 26112200 1525 West WT Harris Blvd Charlotte, NC 28288-1076	8.3% Class A; Beneficial	2.9%

Voya Target Retirement 2050 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	55.0% Class A; 84.8% Class I; 45.4% Class R6 Beneficial	51.0%
Patterson &Co FBO Farm Fresh Direct LLC 401 PSP 26143400 1525 West WT Harris Blvd Charlotte, NC 28288-1076	22.5% Class A; Beneficial	9.8%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	51.1% Class R6; Beneficial	27.1%
Mid Atlantic Trust Company FBO Onespin Solutions GMBH 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	15.2% Class I; Beneficial	0.6%

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Voya Target Retirement 2055 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	70.0% Class A; 100% Class I; 44.9% Class R6 Beneficial	56.2%
Pershing LLC 1 Pershing Plaza Jersey City, MN 07399-0001	6.9% Class A; Beneficial	2.6%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	54.6% Class R6; Beneficial	32.2%

Voya Target Retirement 2060 Fund

Name and Address of Shareholder	% of Class of Shares and Type of Ownership	% of Fund
Voya Investment Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	78.4% Class A; 54.5% Class I; 89.7% Class R6 Beneficial	81.6%
BNYM I S Trust Co Cust Rollover IRA David Cole 4625 E Joppa Rd Perry Hall, MD 21128-9306	11.3% Class A; Beneficial	5.6%
Voya Retirement Insurance and Annuity Company Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	8.5% Class R6; Beneficial	3.7%
Mid Atlantic Trust Company FBO Onespin Solutions GMBH 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	45.5% Class I; Beneficial	3.2%

37

Appendix E: Fees Paid to Affiliates

The following table provides: (1) the advisory fees paid by each Target Date Fund to the Adviser under the Current Agreement for the fiscal year ended May 31, 2017; (2) the estimated advisory fees that would have been paid during the fiscal year ended May 31, 2017 if the New Agreement had been in place; (3) the percentage change between the fees paid under the Current Agreement and the estimated fees related to the New Agreement; and (4) the fees paid to the Distributor for the fiscal year ended May 31, 2017.

Fund	Advisory Fees Paid Based on fiscal year ended May 31, 2017			Distribution Fees for fiscal year ended May 31, 2017
	Current Agreement	New Agreement	Change (%)
In-Retirement Fund	$4,358	$8,357	92%	$1,903
2020 Fund	$5,711	$10,988	92%	$185
2025 Fund	$5,156	$10,697	107%	$1,515
2030 Fund	$6,768	$12,434	84%	$1,629
2035 Fund	$5,207	$9,502	82%	$1,493
2040 Fund	$3,099	$5,558	79%	$1,519
2045 Fund	$3,869	$6,718	74%	$1,630
2050 Fund	$3,021	$5,318	76%	$1,512
2055 Fund	$3,152	$5,455	73%	$1,463
2060 Fund	$2,804	$4,866	74%	$1,388

38

Appendix F: Compensation Paid to the Adviser by other Investment Companies

The following table provides the assets under management (“AUM”) as of December 31, 2017 of each registered investment company with an investment objective similar to the investment objectives of the Target Date Funds. With respect to each of the funds listed below the fund pays 0.20% of the fund’s ADNA when invested in Underlying Funds and 0.40% when invested in Direct Investments. “Underlying Funds” means open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” has the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was in effect on the date of the Investment Management Agreement. “Direct Investments” means assets which are not Underlying Funds.

Fund	AUM
Voya Index Solution 2020 Portfolio	$246,421,810
Voya Index Solution 2025 Portfolio	$848,371,682
Voya Index Solution 2030 Portfolio	$307,025,203
Voya Index Solution 2035 Portfolio	$760,725,732
Voya Index Solution 2040 Portfolio	$193,204,463
Voya Index Solution 2045 Portfolio	$511,164,990
Voya Index Solution 2050 Portfolio	$117,859,386
Voya Index Solution 2055 Portfolio	$180,522,052
Voya Index Solution 2060 Portfolio	$24,473,825
Voya Index Solution Income Portfolio	$483,768,697
Voya Solution 2020 Portfolio	$33,324,838
Voya Solution 2025 Portfolio	$922,047,689
Voya Solution 2030 Portfolio	$31,387,515
Voya Solution 2035 Portfolio	$930,286,573
Voya Solution 2040 Portfolio	$23,839,373
Voya Solution 2045 Portfolio	$692,131,348
Voya Solution 2050 Portfolio	$17,370,127
Voya Solution 2055 Portfolio	$182,608,806
Voya Solution 2060 Portfolio	$8,291,119
Voya Solution Income Portfolio	$433,329,863

39

Appendix G: Principal Executive Officers

Executive Officers of Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Name and Title

Michael Bell – Chief Executive Officer

Dina Santoro – President

Harley J. Eisner – Senior Vice President, Chief Financial Officer, and Treasurer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Micheline S. Faver – Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. – Secretary

40

VOYA-TRG-PXY-0518

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034 3 EASY WAYS TO VOTE YOUR PROXY VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions. VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2018. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E36411-S68182 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL: For Against Abstain 1. To approve a new investment management agreement between Voya Investments, LLC and the Target Date Funds; and ! ! ! 2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. Please vote, date and sign this proxy and return it promptly in the enclosed envelope. This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 8, 2018: The Proxy Statement/Prospectus for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA. E36412-S68182 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034, on May 8, 2018, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof. This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal. PLEASE SIGN AND DATE ON THE REVERSE SIDE.